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                                                                  EXHIBIT 10(lv)


                                LETTER AMENDMENT


                                                   Dated as of November 20, 2001


To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders") parties
   to the Credit Agreement referred to
   below and to Citibank, N.A., as agent
   (the "Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the Credit Agreement dated as of October 11, 2000 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and us, effective as of the date of this Letter Amendment, as follows:

         1. Clause (A) of the proviso following the table in the definition of "Applicable Margin" is hereby amended in full to read "(A) through the fiscal quarter end that is at least 180 days after receipt by the Borrower of the "Commercial Operating Date" (as defined in the Power Purchase and Operating Agreement between Tennessee Valley Authority and Choctaw Generation, Inc. dated February 20, 1997), the Applicable Margin shall be at Level 5".

         2. Clause (A) of the proviso following the table in the definition of "Applicable Percentage" is hereby amended in full to read "(A) through the fiscal quarter end that it at least 180 days after receipt by the Borrower of the "Commercial Operating Date" (as defined in the Power Purchase and Operating Agreement between Tennessee Valley Authority and Choctaw Generation, Inc. dated February 20, 1997), the Applicable Margin shall be at Level 5".

         3. Section 5.03(b) of the Credit Agreement is hereby amended in full to read as follows:

                  (b) Fixed Charge Coverage Ratio. Maintain a ratio of Consolidated EBITDA of the Borrower and its Non-Project Mining Subsidiaries to the sum of interest payable on, and amortization of debt discount in respect of, all Consolidated Recourse Debt during such period, by the Borrower and its Non-Project Mining Subsidiaries for each period of four fiscal quarters of not less than 3.00:1 from January 1, 2001 until December 31, 2001, 3.25:1 from January 1, 2002 until March 31, 2002, 3.50:1 from April 1, 2002 until September 30, 2002, 3.75 from October 1, 2002 until March 31, 2003 and not less than 4.00:1 thereafter.

                  This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment


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executed by the undersigned and the Required Lenders or, as to any of the
Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section
8.01 of the Credit Agreement.

                  On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                  The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,


                                        THE NORTH AMERICAN COAL CORPORATION


                                        By: /s/ C.B. Friley
                                            ------------------------------------
                                        Title: Senior Vice President and CFO


Agreed as of the date first above written:

CITIBANK, N.A., as Agent and as Lender

By: /s/ David Harris
    ----------------------------------
Title: Vice president



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BANK ONE, NA

By: /s/ Mary Lu D. Cramer
    ----------------------------------
Title: Director


KEYBANK NATIONAL ASSOCIATION

By: /s/ Marianne T. Meil
    ----------------------------------
Title: Vice President


PNC BANK, NATIONAL ASSOCIATION

By: /s/ Brett Schweikle
    ----------------------------------
Title: Assistant Vice President